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                                 UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                                  CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  March 18, 1999
                                                 --------------------
                         Rock Bottom Restaurants, Inc.
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           (Exact name of registrant as specified in its charter)



      Delaware                     0-24502                      84-1265838
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(State or other jurisdiction    (Commission                  (I.R.S. Employer
     of incorporation)          File Number)                Identification No.)


    248 Centennial Parkway, Suite 100, Louisville, Colorado        80027
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      (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code          (303) 664-4000
                                                    ---------------------------

                                      N/A
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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

      On March 19, 1999, Rock Bottom Restaurants, Inc. (the "Company") announced that the Company had entered into an Agreement and Plan of Merger, dated as of March 18, 1999 (the "Merger Agreement"), with RB Capital, Inc., a
Delaware corporation ("RB Capital"), and RBR Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of RB Capital ("Merger Sub"), providing for the merger of Merger Sub with and into the Company (the
"Merger"), with the Company being the surviving corporation, subject to the terms and conditions set forth in the Merger Agreement. A copy of the Merger
Agreement and the text of the Company's press release relating to the execution of the Merger Agreement are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.

      RB Capital is a newly-formed corporation organized by Mr. Frank B. Day, the Company's Chairman of the Board, President and Chief Executive Officer, who is also one of the Company's co-founders and is a significant stockholder of the Company. Concurrent with the execution of the Merger Agreement, the Company, RB Capital, Merger Sub, Mr. Day and Messrs. Robert D. Greenlee,
Arthur Wong and David M. Lux, each a stockholder and a director of the Company, executed a Voting Agreement, dated as of March 18, 1999 (the "Voting
Agreement"), pursuant to which, among other things, RB Capital, Merger Sub and such stockholders agree to vote shares of common stock, par value $.01 per share, of the Company beneficially owned by such persons in favor of the Merger and each of the other transactions contemplated by the Merger
Agreement at any meeting of the Company's stockholders in connection with the Merger (or otherwise to consent in writing thereto, as the case may be). The description of the Voting Agreement contained herein is qualified in its entirety by reference to the Voting Agreement, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)  Financial statements of businesses acquired.

           Not applicable.

      (b)  Pro forma financial information.

           Not applicable.

      (c)  Exhibits.

           2.1 Agreement and Plan of Merger, dated as of March 18, 1999, by and among Rock Bottom Restaurants, Inc., RB Capital, Inc.
                 and RBR Acquisition Corp.


                                       1
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           4.1   Voting Agreement, dated as of March 18, 1999, by and among
                 Rock Bottom Restaurants, Inc., RB Capital, Inc., RBR
                 Acquisition Corp. and certain stockholders of Rock Bottom
                 Restaurants, Inc. signatory thereto.

           99.1  Press Release issued by Rock Bottom Restaurants, Inc. dated
                 March 19, 1999.









                                       2
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                                      SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROCK BOTTOM RESTAURANTS, INC.


Date:   March 23, 1999                  By: /s/ William S. Hoppe
                                            ----------------------------------
                                        Name:  William S. Hoppe
                                        Title: Executive Vice President, Chief
                                               Financial Officer and Chief
                                               Administrative Officer


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                                    EXHIBIT INDEX

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
                                                                        PAGE
EXHIBIT     DESCRIPTION OF EXHIBIT                                      NUMBER
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
 2.1        Agreement and Plan of Merger, dated as of March 18,
            1999, by and among Rock Bottom Restaurants, Inc.,
            RB Capital, Inc. and RBR Acquisition Corp.

 4.1 Voting Agreement, dated as of March 18, 1999, by and among Rock Bottom Restaurants, Inc., RB Capital, Inc.,
            RBR Acquisition Corp. and certain stockholders of Rock
            Bottom Restaurants, Inc. signatory thereto.

99.1        Press Release issued by Rock Bottom Restaurants, Inc.
            dated March 19, 1999.

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